                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 10, 2007
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                              EMPIRE RESORTS, INC.
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             (Exact name of registrant as specified in its charter)

         Delaware                   001-12522                 13-3714474
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      (State or other              (Commission               (IRS Employer
       jurisdiction                File Number)            Identification No.)
     of incorporation)

701 N. Green Valley Parkway, Suite 200, Henderson, NV            89074
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       (Address of Principal Executive Offices)               (Zip Code)

       Registrant's telephone number, including area code: (702) 990-3355
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                                       N/A
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         (Former name or former address, if changed since last report.)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

      |_| Written  communications  pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

      |_| Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.  AMENDMENT TO ARTICLES OF INCORPORATION  OR BYLAWS;  CHANGE IN FISCAL
            YEAR.

      At a meeting  held on August 10,  2007,  the Board of  Directors of Empire
Resorts, Inc. (the "Company") adopted an amendment to Sections 4.1 of Article IV
of  the  Company's  bylaws  to  permit  the  Company  to  issue   uncertificated
securities,  as set forth in Rule  4350(l) of The NASDAQ Stock Market LLC, to be eligible to participate in the direct registration system.

Item 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d)   Exhibits

      Exhibit No.   Exhibits
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         3.1        Amendment No. 2 to Second Amended and Restated Bylaws.

                                   SIGNATURES

      Pursuant to the  requirements of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                        EMPIRE RESORTS, INC.

Dated: August 15, 2007                  By: /s/ Ronald J. Radcliffe
                                            ----------------------------------
                                            Name: Ronald J. Radcliffe
                                            Title: Chief Financial Officer